UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 14, 2016
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Itron, Inc. (the Company) held its 2016 Annual Meeting of Shareholders (the Annual Meeting) on September 14, 2016. Three proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company's proxy statement filed with the Securities and Exchange Commission on July 28, 2016. All of the proposals passed. The final results for the votes regarding each proposal are set forth below.

Proposal One: The following nominees for Director were elected until their successors are duly elected and qualified:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Lynda L. Ziegler(1)	32,972,405	306,524	3,061	2,076,687
Thomas S. Glanville(1)	28,521,085	4,756,794	4,111	2,076,687
Diana D. Tremblay(1)	33,046,602	231,207	4,181	2,076,687
Peter Mainz(2)	33,098,424	177,986	5,580	2,076,687
Jerome J. Lande(3)	30,502,727	2,772,925	6,338	2,076,687
Frank M. Jaehnert(3)	29,595,502	3,680,751	5,737	2,076,687

(1)	to hold office in Class 3 for a three year term until the Company’s 2019 Annual Meeting.

(2)	to hold office in Class 2 for a two year term until the Company’s 2018 Annual Meeting.

(3)	to hold office in Class 1 for a one year term until the Company’s 2017 Annual Meeting.

Each independent Director serves on at least one committee of the Board of Directors. For further information regarding the composition of such committees, refer to Itron's investor relations website, at http://investors.itron.com/committees.cfm.

Proposal Two: Approval of the advisory (non-binding) resolution on executive compensation.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
31,506,076	1,514,422	261,492	2,076,687

Proposal Three: Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2016 fiscal year.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
34,953,130	289,998	115,549	—

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sharon L. Nelson, age 69, has been a Director of the Company since 2003 and her current term expired at the Annual Meeting. Ms. Nelson did not stand for re-election to the Board of Directors and has retired as of the Annual Meeting. Her position as a Class 3 director was filled by Diana D. Tremblay upon Ms. Tremblay’s election by the shareholders at the Annual Meeting.

There were no disagreements with the Company on any matter related to the Company’s operations, policies or practices that led to Ms. Nelson’s decision.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

	By:	/s/ SHANNON M. VOTAVA
Dated: September 15, 2016		Shannon M. Votava
Senior Vice President, General Counsel and Corporate Secretary